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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) June 6, 2002 (June 4, 2002)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12699                    95-4803544
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State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA                 90405
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         (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code (310) 255-2000
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

On December 13, 2001, the Securities and Exchange Commission ("SEC") declared effective the Registration Statement on Form S-3 (File No. 333-74460) (the "Registration Statement") of Activision, Inc. ("Activision" or the "Company"), which permits Activision to issue from time to time up to 7,500,000 shares of its common stock, par value $.000001 per share ("Common Stock"). On June 5, 2002, the Company filed a Registration Statement on Form S-3 (File No. 333-89880) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which permits the Company to issue an additional 750,000 shares of Common Stock pursuant to such Registration Statement.

On June 4, 2002, Activision entered into an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co. (the "Underwriter"), providing for, among other things, the issuance and sale of 7,500,000 shares of Common Stock to the Underwriter plus up to an additional 750,000 shares of Common Stock which may be issued upon the exercise of an option granted to the Underwriter to cover over-allotments, if any. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is hereby incorporated herein by reference.

The press release issued by Activision, Inc. on June 4, 2002, announcing the Company's firm underwritten public offering of 7,500,000 shares of Common Stock at a price to the public of $33.40 per share is attached hereto as Exhibit 99.1.

The press release issued by Activision, Inc. on June 4, 2002, announcing the Company's intended use of proceeds from its previously announced stock offering and reaffirming its previously increased fiscal year 2003 guidance is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

          1.1 Underwriting Agreement, dated June 4, 2002, between the Company and Goldman, Sachs & Co.

          99.1 Press release of the Company, dated June 4, 2002.

          99.2 Press release of the Company, dated June 4, 2002.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2002

                                         ACTIVISION, INC.


                                         By: /s/ Ronald Doornink
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                                            Name: Ronald Doornink
                                            Title: President








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